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                                                                   Exhibit 10.12

ENDORSEMENT NO. 2

Attached to and made a part of the

PROPERTY PER RISK EXCESS OF LOSS
REINSURANCE AGREEMENT NO. 5320-01A/01B

between

NATIONAL REINSURANCE CORPORATION
Stamford, Connecticut
(hereinafter referred to as the "REINSURER")

and

MERCURY CASUALTY COMPANY
Los Angeles, California
(hereinafter referred to as the "COMPANY")
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IT IS MUTUALLY AGREED that effective from the inception of this Agreement (i.e.,
12: 01 a.m., April 1, 1995), all references in the Agreement and in Endorsement No. 1 to "MERCURY CASUALTY INSURANCE COMPANY" are corrected to read "MERCURY CASUALTY COMPANY."

All other terms and conditions remain unchanged.


IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 2 to be
executed in Los Angeles, California, in duplicate this            day of
       , 1995.

                              MERCURY CASUALTY COMPANY


                              ________________________



ATTEST:______________________


And in Stamford, Connecticut, this          day of              , 1995.


                              NATIONAL REINSURANCE CORPORATION


                              ________________________________
                                    Second Vice President


ATTEST:______________________